EXHIBIT 99
Contact:
Jon Mills
Director, External Communications
317-658-4540
jon.mills@cummins.com

August 3, 2022

For Immediate Release

Cummins Completes Acquisition of Meritor
Addition of Meritor strengthens Cummins’ industry-leading range of powertrain components and will enable accelerated development of electrified power solutions
Columbus, Indiana – Global power and technology leader, Cummins Inc. (NYSE: CMI) today announced that it has completed its acquisition of Meritor, Inc., a leading global supplier of drivetrain, mobility, braking, aftermarket and electric powertrain solutions for commercial vehicle and industrial markets.
The integration of Meritor’s people, products and capabilities in axle and brake technology will position Cummins as a leading provider of integrated powertrain solutions across internal combustion and electric power applications. As demand for decarbonized solutions accelerates, ePowertrains will be a critical integration point within hybrid and electric drivetrains creating packaging and performance differentiation and the opportunity to provide advanced clean mobility products for customers. Cummins intends to deliver market-leading decarbonized solutions to global customers by accelerating Meritor’s investment in electrification and integrating development within its New Power business.
The acquisition of Meritor also adds products to Cummins’ components business that present attractive growth opportunities across the Company’s range of power solutions and applications. Cummins expects to utilize its global footprint to accelerate the growth of these core axle and brake businesses by serving commercial truck, trailer, off-highway, defense, specialty and aftermarket customers around the world.
“We are excited to welcome Meritor’s employees into Cummins,” said Jennifer Rumsey, Cummins’ President and Chief Executive Officer. “Together, Cummins and Meritor will move further and faster in developing economically viable decarbonized powertrain solutions that are better for people and our planet.”
Tom Linebarger, Cummins’ Executive Chairman continued, “Cummins can help grow Meritor’s core business given our sales and service network and customer relationships around the world, and this acquisition has clear synergies for both companies that will position us for future investments during our industry’s technology transition. We are relentless in our focus on Destination Zero, our company strategy to achieve net-zero emissions, and will lead in the transition to decarbonized power. This acquisition is an important step in executing on our strategy.”
As previously announced, the acquisition of Meritor is expected to be immediately accretive to Cummins’ adjusted EPS and generate annual pre-tax run-rate synergies of approximately $130 million by year three after closing, anticipated to be comprised of, among other things, SG&A savings, supply chain operations and facilities optimization. Cummins financed the acquisition, which had a total transaction value of approximately $3.7 billion, including assumed debt and net of acquired cash, using a combination of cash on the Cummins balance sheet, commercial paper and debt. The company remains committed to maintaining its strong credit ratings.

About Cummins Inc.

Cummins Inc., a global power leader, is a corporation of complementary business segments that design, manufacture, distribute and service a broad portfolio of power solutions. The company’s products range from diesel, natural gas, electric and hybrid powertrains and powertrain-related components including filtration, aftertreatment, turbochargers, fuel systems, controls systems, air handling systems, automated transmissions, electric power generation systems, batteries, electrified power systems, hydrogen generation and fuel cell products. Headquartered in Columbus, Indiana (U.S.), since its founding in 1919, Cummins employs approximately 59,900 people committed to powering a more prosperous world through three global corporate responsibility priorities critical to healthy communities: education, environment and equality of opportunity. Cummins serves its customers online, through a network of company-owned and independent distributor locations, and through thousands of dealer locations worldwide and earned about $2.1 billion on sales of $24.0 billion in 2021. See how Cummins is powering a world that’s always on by accessing news releases and more information at https://www.cummins.com/always-on.

Forward-looking disclosure statement

Information provided in this release that is not purely historical are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding our forecasts, guidance, preliminary results, expectations, hopes, beliefs and intentions on strategies regarding the future. These forward-looking statements include, without limitation, statements relating to our plans and expectations for our revenues and EBITDA. Our actual future results could differ materially from those projected in such forward-looking statements because of a number of factors, including, but not limited to: any adverse results of our internal review into our emissions certification process and compliance with emission standards; increased scrutiny from regulatory agencies, as well as unpredictability in the adoption, implementation and enforcement of emission standards around the world; changes in international, national and regional trade laws, regulations and policies; any adverse effects of the U.S. government's COVID-19 vaccine mandates; changes in taxation; global legal and ethical compliance costs and risks; increasingly stringent environmental laws and regulations; future bans or limitations on the use of diesel-powered products; any adverse effects of the conflict between Russia and Ukraine and the global response (including government bans or restrictions on doing business in Russia); failure to successfully integrate the acquisition of Meritor, Inc.; failure to realize all of the anticipated benefits from our acquisition of Meritor, Inc.; raw material, transportation and labor price fluctuations and supply shortages; aligning our capacity and production with our demand; the actions of, and income from, joint ventures and other investees that we do not directly control; large truck manufacturers' and original equipment manufacturers' customers discontinuing outsourcing their engine supply needs or experiencing financial distress, bankruptcy or change in control; product recalls; variability in material and commodity costs; the development of new technologies that reduce demand for our current products and services; lower than expected acceptance of new or existing products or services; product liability claims; our sales mix of products; failure to complete, adverse results from or failure to realize the expected benefits of the separation of our filtration business; our plan to reposition our portfolio of product offerings through exploration of strategic acquisitions and divestitures and related uncertainties of entering such transactions; challenging markets for talent and ability to attract, develop and retain key personnel; climate change and global warming; exposure to potential security breaches or other disruptions to our information technology environment and data security; political, economic and other risks from operations in numerous countries including political, economic and social uncertainty and the evolving globalization of our business; competitor activity; increasing competition, including increased global competition among our customers in emerging markets; labor relations or work stoppages; foreign currency exchange rate changes; the performance of our pension plan assets and volatility of discount rates; the price and availability of energy; continued availability of financing, financial instruments and financial resources in the amounts, at the times and on the terms required to support our future business; and other risks detailed from time to time in our SEC filings, including particularly in the Risk Factors section of our 2021 Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. Shareholders, potential investors and other readers are urged to consider these factors carefully in evaluating the forward-looking statements and are cautioned not to place undue reliance on such forward-looking statements. The forward-looking statements made herein are made only as of the date of this press release and we undertake no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise. More detailed information about factors that may affect our performance may be found in our filings with the SEC, which are available at http://www.sec.gov or at http://www.cummins.com in the Investor Relations section of our website.